VOYA SENIOR INCOME FUND

(the "Fund")

Supplement dated April 1, 2022

to the Fund's Class A, Class C, Class I, Class T and Class W Common Shares

Prospectus dated June 30, 2021

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

On March 24, 2022, the Board of Trustees of the Fund approved changes to the Fund's name, principal investment strategies, and portfolio management team. These changes are effective on the later of June 30, 2022 or the issuance of an exemptive order (the "Order") from the U.S. Securities and Exchange Commission (the "SEC") for the Fund, as described below (the "Effective Date").

As of the Effective Date, the name of the Fund will change to Voya Credit Income Fund.

In connection with the change to the Fund's name, as of the Effective Date, the Fund's policy to invest at least 80% of its net assets (plus borrowings for investment purposes) in U.S. dollar-denominated floating rate secured senior loans will be removed and, instead, the Fund will adopt a policy to invest, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in floating-rate obligations, fixed-income securities, and derivative instruments intended to provide economic exposure to such credit sectors.

1.As of the Effective Date, the following is a description of the Fund's "PRINCIPAL INVESTMENT STRATEGIES":

The Fund allocates its assets among a broad range of credit sectors, including corporate debt securities, loans, high yield debt securities, and collateralized loan obligations ("CLOs"). The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (plus borrowings for investment purposes) in floating-rate obligations, fixed-income securities, and derivative instruments intended to provide economic exposure to such credit sectors. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy.

The Fund may invest in securities of any credit quality, duration, or maturity and may invest without limit in securities rated below investment grade (securities rated Ba1 or below my Moody's Investors Service, Inc. ("Moody's"), or BB+ or below by S&P Global Ratings ("S&P"), or Fitch Ratings, Inc. ("Fitch") or unrated securities judged by the Sub-Adviser to be of comparable quality. Investments rated below investment grade (or similar quality if unrated) are commonly known as high-yielding, high risk investments or as "junk" investments.

The Fund expects that under normal market conditions its investments in high yield bonds, loans, CLOs and similar instruments will typically comprise at least half, and potentially substantially all of the investment exposure of its portfolio. Loans in which the Fund invests may include senior or subordinated fixed or floating rate instruments, unitranche debt, unsecured debt, and structurally subordinated instruments. The Fund may also invest in special situations investments, such as non- performing loans, or loans issued by companies undergoing a bankruptcy or restructuring process. Some of the loans in which the Fund invests may be loans originated directly by the Fund. The Fund may invest in equity securities: (i) as an incident to the purchase or ownership of loans or fixed rate debt securities; or (ii) in connection with a restructuring of a borrower or issuer or its debt.

The Fund intends to invest across multiple credit sectors and employ multiple strategies, and the Fund's asset allocations will change in response to changing market, financial, economic, and political factors and events that the Fund's Sub-Adviser believes may affect the values of the Fund's investments. The allocation of the Fund's assets to different sectors and issuers will change over time, potentially rapidly, and the Fund may invest without limit in a single sector or a small number of sectors of the corporate credit universe. The Fund is not required to invest in each credit sector at all times.

Most of the Fund's investments will be denominated in the U.S. dollar, although the Fund may invest in securities of non-U.S. companies, and non-U.S. dollar credit instruments and securities.

The Fund may invest in derivative instruments including credit-linked notes, options, futures contracts, options on futures, fixed-income swap agreements, credit default swap agreements, total return swaps, and currency related derivatives, including currency forwards and currency swaps, subject to applicable law. The Fund typically uses derivatives to seek to reduce exposures or other risks such as interest rate or currency risk, to substitute for taking a position in the underlying asset, and/or to enhance returns in the Fund. The Fund may seek to obtain market exposure to the instruments in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs or dollar rolls and reverse repurchase agreements).

The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising, among other.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

2.In connection with the changes to the Fund's Principal Investment Strategies, the Fund will be subject to the following additional "PRINCIPAL RISKS" as of the Effective Date:

Company: The price of a company's stock could decline or underperform for many reasons including, among others, poor management, financial problems, reduced demand for company goods or services, regulatory fines and judgments, or business challenges. If a company declares bankruptcy or becomes insolvent, its stock could become worthless.

Credit: The price of a bond or other debt instrument is likely to fall if the issuer's actual or perceived financial health deteriorates, whether because of broad economic or issuer-specific reasons. In certain cases, the issuer could be late in paying interest or principal, or could fail to pay its financial obligations altogether. Mortgage-backed securities that are not issued by U.S. government agencies may have a greater risk of default because neither the U.S. government nor an agency or instrumentality of the U.S. government has guaranteed them. The credit quality of typical asset- and mortgage-backed securities depends primarily on the credit quality of the underlying assets and the structural support (if any) provided to the securities.

Currency: To the extent that the Fund invests directly or indirectly in foreign (non-U.S.) currencies or in securities denominated in, or that trade in, foreign (non-U.S.) currencies, it is subject to the risk that those foreign (non-U.S.) currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged by the Fund through foreign currency exchange transactions.

Floating Rate Loans: In the event a borrower fails to pay scheduled interest or principal payments on a floating rate loan, the Fund will experience a reduction in its income and a decline in the market value of such investment. This will likely reduce the amount of dividends paid and may lead to a decline in the net asset value. If a floating rate loan is held by the Fund through another financial institution, or the Fund relies upon another financial institution to administer the loan, the receipt of scheduled interest or principal payments may be subject to the credit risk of such financial institution. Investors in floating rate loans may not be afforded the protections of the anti-fraud provisions of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, because loans may not be considered "securities" under such laws. Additionally, the value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations under the loan. Furthermore, such collateral may be difficult to liquidate. No active trading market may exist for many floating rate loans and many floating rate loans are subject to restrictions on resale. Transactions in loans typically settle on a delayed basis and may take longer than 7 days to settle. As a result, the Fund may not receive the proceeds from a sale of a floating rate loan for a significant period of time. Delay in the receipts of settlement proceeds may impair the ability of the Fund to meet its redemption obligations. It may also limit the ability of the Fund to repay debt, pay dividends, or to take advantage of new investment opportunities.

Foreign Investments: Investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies due to: smaller markets; differing reporting, accounting, auditing and financial reporting standards and practices; nationalization, expropriation, or confiscatory taxation; foreign currency fluctuations, currency blockage, or replacement; potential for default on sovereign debt; or political changes or diplomatic developments, which may include the imposition of economic sanctions or other measures by the United States or other governments and supranational organizations. Markets and economies throughout the world are becoming increasingly interconnected, and conditions or events in one market, country or region may adversely impact investments or issuers in another market, country or region.

High-Yield Securities: Lower quality securities (including securities that have fallen below investment-grade and are classified as "junk bonds" or "high yield securities") have greater credit risk and liquidity risk than higher quality (investment-grade) securities, and their issuers' long-term ability to make payments is considered speculative. Prices of lower quality bonds or other debt instruments are also more volatile, are more sensitive to negative news about the economy or the issuer, and have greater liquidity and price volatility risk.

Interest in Loans: The value and the income streams of interests in loans (including participation interests in lease financings and assignments in secured variable or floating rate loans) will decline if borrowers delay payments or fail to pay altogether. A significant rise in market interest rates could increase this risk. Although loans may be fully collateralized when purchased, such collateral may become illiquid or decline in value.

Liquidity: If a security is illiquid, the Fund might be unable to sell the security at a time when the Fund's manager might wish to sell, or at all. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, exposing the Fund to the risk that the price at which it sells illiquid securities will be less than the price at which they were valued when held by the Fund. The prices of illiquid securities may be more volatile than more liquid investments. The risks associated with illiquid securities may be greater in times of financial stress. The Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

Market: Stock prices may be volatile or have reduced liquidity in response to real or perceived impacts of factors including, but not limited to, economic conditions, changes in market interest rates, and political events. Stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. Any given stock market segment may remain out of favor with investors for a short or long period of time, and stocks as an asset class may underperform bonds or other asset classes during some periods. Additionally, legislative, regulatory or tax policies or developments in these areas may adversely impact the investment techniques available to a manager, add to costs and impair the ability of the Fund to achieve its investment objectives.

Prepayment and Extension: Many types of debt instruments are subject to prepayment and extension risk. Prepayment risk is the risk that the issuer of a debt instrument will pay back the principal earlier than expected. This may occur when interest rates decline. Prepayment may expose the Fund to a lower rate of return upon reinvestment of principal. Also, if a debt instrument subject to prepayment has been purchased at a premium, the value of the premium would be lost in the event of prepayment. Extension risk is the risk that the issuer of a debt instrument will pay back the principal later than expected. This may occur when interest rates rise. This may negatively affect performance, as the value of the debt instrument decreases when principal payments are made later than expected. Additionally, the Fund may be prevented from investing proceeds it would have received at a given time at the higher prevailing interest rates.

Securities Lending: Securities lending involves two primary risks: "investment risk" and "borrower default risk." When lending securities, the Fund will receive cash or U.S. government securities as collateral. Investment risk is the risk that the Fund will lose money from the investment of the cash collateral received from the borrower. Borrower default risk is the risk that the Fund will lose money due to the failure of a borrower to return a borrowed security. Securities lending may result in leverage. The use of leverage may exaggerate any increase or decrease in the net asset value, causing the Fund to be more volatile. The use of leverage may increase expenses and increase the impact of the Fund's other risks.

Special Situations: A "special situation" arises when, in a manager's opinion, securities of a particular company will appreciate in value within a reasonable period because of unique circumstances applicable to the company. Special situations investments often involve much greater risk than is inherent in ordinary investments. Investments in special situation companies may not appreciate and the Fund's performance could suffer if an anticipated development does not occur or does not produce the anticipated result.

3.As of the Effective Date, the following additional portfolio managers will be jointly responsible, with Jeffrey

Bakalar and Kelly Byrne, the Fund's current portfolio managers, for the day-to-day management of the Fund:

Robert Wilson, Senior Vice President, portfolio manager of special situations in the Leveraged Credit Group. Joined Voya IM in 1998.

Rick Cumberledge, CFA, Senior Portfolio Manager, joined Voya IM in 2007. Prior to that, Mr. Cumberledge was a senior high-yield credit analyst at Federated Investors (2001 – 2007).

4.As noted above, the Fund has applied to the SEC for an Order that will permit the Fund to continue to make monthly repurchase offers following the change to its investment policies and strategies described above. The changes to the Fund's name, principal investment strategies, and portfolio management team described above are contingent on the Fund receiving the requested Order; if the Order is not granted, the proposed changes will not become effective.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE